Exhibit 99.1

PRESS RELEASE

Melinta Therapeutics Names Peter Milligan as Chief Financial Officer

SEPTEMBER 18, 2018

NEW HAVEN, Conn., Sept. 18, 2018 (GLOBE NEWSWIRE) — Melinta Therapeutics, Inc. (NASDAQ: MLNT), a commercial-stage company discovering, developing and commercializing novel antibiotics to treat serious bacterial infections, today announced that the company has appointed Peter Milligan as its new Chief Financial Officer, effective immediately. He will succeed current CFO Paul Estrem, who is retiring from Melinta on October 1, 2018.

Milligan is an accomplished executive and established corporate leader who brings nearly 30 years of financial leadership experience, with extensive experience in managing all aspects of corporate and operational financial matters, including numerous capital market transactions.

“We are excited to have Peter join our leadership team at this important moment for Melinta,” said Dan Wechsler, President and CEO of Melinta. “His nearly three decades of financial leadership experience across all aspects of corporate and operational finance will be a strong asset to our company as we continue to grow and build upon our position as the world’s leading dedicated antibiotics company.”

“I would like to thank Paul for his exceptional leadership during the last five years with Melinta, helping to deliver the company to the strong position it stands in today. He has been instrumental in achieving numerous milestones, including the reverse merger with Cempra, the acquisition of the Infectious Disease business from The Medicines Company and the recent launch of Baxdela™ (delafloxacin). He leaves the company well-positioned for future success.”

Milligan most recently served as the Chief Financial Officer of G&W Laboratories, a privately held generic pharmaceutical company where he had oversight and leadership of all financial aspects of the company, including financial planning and analysis, accounting, internal control, treasury, and tax. Prior to that he was Senior Vice President and CFO of Exelis, Inc. (NYSE: XLS), a leading global defense and aerospace company effective with its 2011 spin-off from ITT through the sale of the business to Harris Corp in 2015. Prior to that he held various senior finance roles within ITT, Inc. He also spent over 10 years at AT&T in roles of increasing responsibility within their finance function.

Milligan holds a M.B.A. from New York University with a concentration in Finance and Economics and a B.B.A. in Accounting from Hofstra University.

About Melinta Therapeutics

Melinta Therapeutics, Inc. is the largest pure-play antibiotics company, dedicated to saving lives threatened by the global public health crisis of bacterial infections through the development and commercialization of novel antibiotics that provide new therapeutic solutions. Its four marketed products include Baxdela™ (delafloxacin), Vabomere™ (meropenem and vaborbactam), Orbactiv®(oritavancin), and Minocin® (minocycline) for Injection. It also has an extensive pipeline of preclinical and clinical-stage products representing many important classes of antibiotics, each targeted at a different segment of the anti-infective market. Together, this portfolio provides Melinta with the unique ability to provide providers and patients with a range of solutions that can meet the tremendous need for novel antibiotics treating serious infections. Visit www.melinta.com for more information.

Executive Compensation

In connection with Mr. Milligan’s appointment, Melinta’s Compensation Committee approved an inducement award pursuant to Rule 5635 of the NASDAQ Listing Rules to Mr. Milligan. The inducement award consists of the grant of a stock option to purchase up to 370,000 shares of Melinta’s common stock at an exercise price equal to the closing price of Melinta’s common stock on the NASDAQ Global Market on September 21, 2018, the date of grant. The stock option grant has a 10-year term and will become twenty-five percent vested on the first anniversary of the hire date, with the remaining shares vesting in equal monthly installments thereafter over the next three years, subject to Mr. Milligan’s continuing service with Melinta through the applicable vesting dates. The stock option grant is subject to the terms of Melinta’s 2018 Equity Incentive Plan, as amended, but was granted outside of the plan, and was granted as an inducement material to Mr. Milligan’s accepting employment with Melinta in accordance with NASDAQ Listing Rule 5635(c)(4).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Melinta include, but are not limited to: the fact that we have incurred significant operating losses since inception and will incur continued losses for the foreseeable future; our limited operating history; our need for future capital and risks related to our ability to obtain additional capital to fund future operations; uncertainties of cash flows and inability to meet working capital needs as well as other milestone, royalty and payment obligations; the fact that our independent registered public accounting firm’s report on the Company’s 2016 and 2017 financial statements contains an explanatory paragraph that states that the our recurring losses from operations and our need to obtain additional capital raises substantial doubt about our ability to continue as a going concern; our substantial indebtedness; risks related to our commercial launches of our products and our inexperience as a company in marketing drug products; the degree of market acceptance of our products among physicians, patients, health care payors and the medical community; the pricing we are able to achieve for our products; failure to obtain and sustain an adequate level of reimbursement for our products by third-party payors; inaccuracies in our estimates of the market for and commercialization potential of our products; failure to maintain optimal inventory levels to meet commercial demand for any of our products; risks that our competitors are able to develop and market products that are preferred over our products; our dependence upon third parties for the manufacture and supply of our marketed products; failure to achieve the benefits of our recently completed transactions with Cempra and The Medicines Company; failure to establish and maintain development and commercialization collaborations; uncertainty in the outcome or timing of clinical trials and/or receipt of regulatory approvals for our product candidates; undesirable side effects of our products; failure of third parties to conduct clinical trials in accordance with their contractual obligations; our ability to identify, develop, acquire or in-license products; difficulties in managing the growth of our company; the effects of recent comprehensive tax reform; risks related to failure to comply with extensive laws and regulations; product liability risks related to our products; failure to retain key personnel; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; risks relating to third party infringement of intellectual property rights; our ability to maintain effective internal control over financial reporting; unfavorable outcomes in any of the class action and shareholder derivative lawsuits currently pending against the Company; and the fact that a substantial amount of shares of common stock may be sold into the public markets by one or more of our large shareholders in the near future. Many of these factors that will determine actual results are beyond Melinta’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2017, and in other filings that Melinta makes and will make with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

For More Information:

Media Inquiries:

David Belian

(203) 848-6276

Investor Inquiries:

Lisa DeFrancesco

(908) 617-1358

Source: Melinta Therapeutics